FRED MEYER, INC., as Issuer

                  THE GUARANTORS PARTY HERETO FROM TIME TO TIME

                                       and

                 THE FIRST NATIONAL BANK OF CHICAGO, as Trustee

                                ---------------

                          First Supplemental Indenture

                           Dated as of March 11, 1998

                                ---------------

                         7.150% Notes due March 1, 2003,
                         7.375% Notes due March 1, 2005
                                       and
                              7.450% Notes due 2008

     FIRST SUPPLEMENTAL INDENTURE (this "First Supplemental Indenture"), dated as of March 11, 1998, among Fred Meyer, Inc., a Delaware corporation (the "Company" or the "Issuer"); the companies listed on the signature pages hereto that are, directly or indirectly, wholly-owned subsidiaries of the Company (the "Guarantors"); and The First National Bank of Chicago, a national banking association, as trustee under the Indenture referred to below (the "Trustee").

                                    RECITALS:

     WHEREAS the Company and the Guarantors have heretofore executed and delivered to the Trustee an Indenture (as such may be amended, supplemented or modified from time to time, the "Indenture"), dated as of March 11, 1998, providing for the issuance from time to time of an unlimited amount of debt securities in one or more series under the Indenture (the "Securities");

     WHEREAS the Company and the Guarantors desire and have requested the Trustee to join them in the execution and delivery of this First Supplemental Indenture in order to establish and provide for the issuance by the Company of three series of Securities designated as the Company's 7.150% Notes due March 1, 2003 (the "2003 Notes"), the 7.375% Notes due March 1, 2005 (the "2005 Notes")
and the 7.450% Notes due March 1, 2008 (the "2008 Notes" and, together with the 2003 Notes and the 2005 Notes, the "Notes"), respectively, in the aggregate principal amount of $250,000,000, in the case of the 2003 Notes, $750,000,000 in the case of the 2005 Notes, and $750,000,000, in the case of the 2008 Notes, each series to be guaranteed by each of the Guarantors, on the terms set forth herein; and

     WHEREAS pursuant to Section 901 of the Indenture, the Trustee, the Company and the Guarantors are authorized to execute and deliver this First Supplemental Indenture;

     WHEREAS, the conditions set forth in the Indenture for the execution and delivery of this First Supplemental Indenture have been complied with; and

     WHEREAS, all things necessary to make this First Supplemental Indenture a valid agreement of the Company, the Guarantors and the Trustee, in accordance with its terms, and a valid amendment of, and supplement to, the Indenture have been done;

     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Notes, that the Indenture is supplemented and amended, to the extent and for the purposes expressed herein, as follows:

Section 1. SCOPE AND TERMS OF THIS FIRST SUPPLEMENTAL INDENTURE.

     1.1 Scope

     The changes, modifications and supplements to the Indenture effected by this First Supplemental Indenture shall only be applicable with respect to, and govern the terms of, the Notes issued by the Company and guaranteed by the Guarantors, which shall be limited in original aggregate principal amount to $250,000,000 in the case of the 2003 Notes, $750,000,000 in the case of the 2005 Notes and $750,000,000 in the case of the 2008 Notes, and shall not apply to any other Securities that may be issued under the Indenture unless a supplemental indenture with respect to such other Securities specifically incorporates such changes, modifications and supplements.

     Pursuant to this First Supplemental Indenture, there is hereby created and designated three series of Securities under the Indenture entitled "7.150% Notes due March 1, 2003, 7.375% Notes due March 1, 2005, and 7.450% Notes due March 1, 2008." The 2003 Notes, the 2005 Notes and the 2008 Notes shall be in the forms of Exhibit A-1, A-2 and A-3 hereto, respectively. The Notes shall be guaranteed by each of the Guarantors as provided in such form and in the Indenture. The Guarantees to be endorsed on the Notes shall be in substantially the form set forth in Exhibit B hereto.

     1.2 Terms of the 2003 Notes

     The 2003 Notes shall have a Stated Maturity of March 1, 2003. The 2003 Notes shall be issued in denominations of $1,000 and integral multiples of $1,000. The 2003 Notes shall bear interest from the Issue Date; the Interest Payment Dates for the 2003 Notes shall be March 1 and September 1 of each year, commencing September 1, 1998, and the Regular Record Dates with respect to such Interest Payment Dates shall be the preceding February 15 and August 15, respectively. The 2003 Notes shall be redeemable as provided in the form of 2003 Note attached hereto as Exhibit A-1. The defeasance and covenant defeasance provisions of Article Thirteen of the Indenture shall be applicable to the 2003 Notes. The covenants in Section 3 of this First Supplemental Indenture shall be subject to covenant defeasance as provided in Section 1303 of the Indenture.

     1.3 Terms of the 2005 Notes

     The 2005 Notes shall have a Stated Maturity of March 1, 2005. The 2005 Notes shall be issued in denominations of $1,000 and integral multiples of $1,000. The 2005 Notes shall bear interest from the Issue Date; the Interest Payment Dates for the 2005 Notes shall be March 1 and September 1 of each year, commencing September 1, 1998, and the Regular Record Dates with respect to such Interest Payment Dates shall be the preceding February 15 and August 15, respectively. The 2005 Notes shall be redeemable as provided in the form of 2005 Note attached hereto as Exhibit A-2. The defeasance and covenant defeasance provisions of Article Thirteen of the Indenture shall be applicable to the 2005 Notes. The covenants in Section 3 of this First Supplemental Indenture shall be subject to covenant defeasance as provided in Section 1303 of the Indenture.

     1.4 Terms of the 2008 Notes

     The 2008 Notes shall have a Stated Maturity of March 1, 2008. The 2008 Notes shall be issued in denominations of $1,000 and integral multiples of $1,000. The 2008 Notes shall bear interest from the Issue Date; the Interest Payment Dates for the 2008 Notes shall be March 1 and September 1 of each year, commencing September 1, 1998, and the Regular Record Dates with respect to such Interest Payment Dates shall be the preceding February 15 and August 15, respectively. The 2008 Notes shall be redeemable as provided in the form of 2008 Note attached hereto as Exhibit A-3. The defeasance and covenant defeasance provisions of Article Thirteen of the Indenture shall be applicable to the 2008 Notes. The covenants in Section 3 of this First Supplemental Indenture shall be subject to covenant defeasance as provided in Section 1303 of the Indenture.

     1.5 Payment of Principal and Interest

     Principal and interest on the Notes will be payable, the transfer of the Notes will be registrable and the Notes may be presented for exchange, at the office or agency of the Company maintained for such purpose (which initially will be at the corporate trust office of the Trustee located at c/o First Chicago Trust Company of New York, 14 Wall Street, 8th Floor - Window 2, New York, New York 10005).

Section 2. CERTAIN DEFINITIONS.

     For all purposes of this First Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Section have the meanings assigned to them in this Section and include the plural as well as the singular;

          (2) capitalized terms used but not defined herein have the meanings ascribed to such terms in the Indenture;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" or "GAAP" with respect to any computation required or permitted hereunder shall mean, with respect to the covenants contained in Sections 3.1 and 3.2 and the defined terms used therein, GAAP as in effect on the date hereof, and otherwise such accounting principles as are generally accepted at the date of such computation;

          (4) unless the context otherwise requires, any reference to a "Section" refers to a Section of this First Supplemental Indenture; and

          (5) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this First Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision.

     "Attributable Liens" means in connection with a sale and lease-back transaction, the lesser of (i) the fair market value of the assets subject to such transaction and (ii) the present value (discounted at a rate per annum equal to the average interest borne by all outstanding Securities issued under the Indenture (which may include Securities in addition to the Notes) determined on a weighted average basis and compounded semiannually) of the obligations of the lessee for rental payments normally characterized as basic rent during the term of the related lease.

     "Capital Lease" means any Indebtedness represented by a lease obligation of a Person incurred with respect to real property or equipment acquired or leased by such Person and used in its business that is required to be recorded as a capital lease in accordance with GAAP.

     "Company Bank Credit Facilities" means the Loan Agreement, among the Company, the lenders party thereto, Bankers Trust Company, as Administrative Agent, and The Chase Manhattan Bank, as Syndication Agent (and the documents related thereto), dated March 11, 1998, as such agreement may be amended (including any amendment and restatement), supplemented or modified from time to time, including any replacement or refinancing thereof in the commercial bank market (including any such replacement or refinancing that increases the amount thereof).

     "Company Bank Lease Facility" means the Participation Agreement among Wilmington Trust Company, as owner trustee, FMS Trust, as lessor, the Company, as Lessee, the investors party thereto, Bankers Trust Company, as Administrative Agent, and The Chase Manhattan Bank, as Syndication (and the documents relating thereto), dated March 11, 1998, as such agreement may be amended (including any amendment and restatement), supplemented or modified from time to time, including any replacement or refinancing thereof in the commercial bank market (including any such replacement or refinancing that increases the amount thereof).

     "Consolidated Net Tangible Assets" means as of any particular time the aggregate amount of assets of the Company and the Subsidiaries after deducting therefrom (i) all current liabilities of the Company and the Subsidiaries, except for (a) notes and loans payable, (b) current maturities of long-term debt (including debt having a maturity of less than 12 months from the date of determination but which by its terms is renewable or extendable beyond 12 months from the date of determination at the option of the obligor) and (c) current maturities of obligations under Capital Leases, and (ii) goodwill, trademarks, patents, minority interests of others and other intangible assets, all as set forth on the most recent balance sheet of the Company and its consolidated Subsidiaries and computed in accordance with GAAP.

     "Exempted Debt" means the sum of the following as of the date of determination: (i) Indebtedness of the Company and the Subsidiaries secured by Liens not otherwise permitted by the first sentence of Section 3.1, and (ii) Attributable Liens of the Company and the Subsidiaries in respect of sale and lease-back transactions entered into after the Issue Date, other than sale and lease-back transactions permitted by Section 3.2. For purposes of determining whether or not a sale and lease-back transaction is "permitted" by Section 3.2, the last paragraph of Section 3.1 (creating an exception for Exempted Debt) will be disregarded.

     "Funded Debt" means any Indebtedness maturing by its terms more than 12 months from the date of determination, including any Indebtedness maturing less than 12 months from the date of determination that is renewable or extendable at the option of the obligor to a date later than 12 months from the date of determination.

     "Indebtedness" means, with respect to any Person, without duplication, (i) any Obligation of such Person relating to any indebtedness of such Person (A) for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), (B) evidenced by notes, debentures or similar instruments (including purchase money obligations) given in connection with the acquisition of any property or assets (other than trade accounts payable for inventory or similar property acquired in the ordinary course of business), including securities, for the payment of which such Person is liable, directly or indirectly, or the payment of which is secured by a lien, charge or encumbrance on property or assets of such Person, (C) for goods, materials or services purchased in the ordinary course of business (other than trade accounts payable arising in the ordinary course of business), (D) with respect to letters of credit or bankers' acceptances issued for the account or such Person or performance, surety or similar bonds, (E) for the payment of money relating to a Capital Lease obligation or (F) under interest rate caps or similar agreements and foreign exchange contracts or agreements; (ii) any liability of others of the kind described in the preceding clause (i), which such Person has guaranteed or which is otherwise its legal liability; and (iii) any and all deferrals, renewals, extensions and refunding of, or amendments, modifications or supplements to, any liability of the kind described in any of the preceding clauses (i) or (ii).

     "Issue Date" means the date of the original issuance of the Notes.

     "Lien" means any lien, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof and any agreement to give any security interest).

     "Obligation" of any Person with respect to any specified Indebtedness means any obligation of such Person to pay principal, premium, interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to such Person, whether or not a claim for such post-petition interest is allowed in such proceeding), penalties, reimbursement or indemnification amounts, fees, expenses or other amounts relating to such Indebtedness.

     "Permitted Liens" means (i) Liens securing Indebtedness arising under the Company Bank Credit Facilities and the Company Bank Lease Facility; provided, however, that such Liens do not extend to or cover any property or assets of the Company or the Subsidiaries other than the capital stock of any Subsidiary and any proceeds thereof; (ii) Liens on any asset of the Company or any Subsidiary, or any joint venture to which the Company or any of the Subsidiaries is a party, created solely to secure obligations incurred to finance the refurbishment, improvement or construction of such asset, which obligations are incurred no later than 12 months after completion of such refurbishment, improvement or construction, and all renewals, extensions, refinancings, replacements or refundings of such obligations;

(iii)(a) Liens given to secure the payment of the purchase price incurred in connection with the acquisition (including acquisition through merger or consolidation) of property (including shares of stock), including Capital Lease transactions in connection with any such acquisition, and (b) Liens existing on property (including shares of stock) at the time of acquisition by the Company or a Subsidiary whether or not such existing Liens were given to secure the payment of the purchase price of the property to which they attach so long as such Liens do not extend to any other asset or property of the Company or the Subsidiaries; provided, however, that, with respect to clause (a), the Liens shall be given within 12 months after such acquisition and shall attach solely to the property acquired or purchased and any improvements then or thereafter placed thereon; (iv) Liens in favor of customs and revenues arising as a matter of law to secure payment of custom duties in connection with the importation of goods; (v) Liens upon specific items of inventory or other goods and proceeds of any Person securing such Person's obligations in respect of bankers' acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods; (vi) Liens securing reimbursement obligations with respect to letters of credit that encumber documents and other property relating to such letters of credit and the products and proceeds thereof; (vii) Liens encumbering customary initial deposits and margin deposits and other Liens in the ordinary course of business, in each case securing Indebtedness of the Company under interest swap obligations and currency agreements and forward contract, option, futures contracts, futures options or similar agreements or arrangements designed to protect the Company from fluctuations in interest rates, currencies or the price of commodities;
(viii) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by the Company or any of the Subsidiaries in the ordinary course of business; (ix) Liens in favor of the Company or any Subsidiary; and (x) Liens to secure Indebtedness of joint ventures in which the Company or any Subsidiary has an interest, to the extent such Liens are solely on property or assets of, or equity interests in, such joint ventures.

     "Significant Subsidiary" means, at any date of determination, (i) any Subsidiary that, together with its Subsidiaries (a) for the most recent fiscal year of the Company accounted for more than 10.0% of the consolidated revenues of the Company and the Subsidiaries or (b) as of the end of such fiscal year, owned more than 10.0% of the consolidated assets of the Company and the Subsidiaries, and (ii) for purposes of Section 501 of the Indenture any other Subsidiary that when aggregated with all other Subsidiaries that are not otherwise Significant Subsidiaries and as to which any event described in (7),
(8), or (9) of Section 501 of the Indenture has occurred, together with their respective Subsidiaries, would constitute a Significant Subsidiary pursuant to clause (i) of this sentence, all as set forth on the consolidated financial statements of the Company and the Subsidiaries for such year prepared in conformity with GAAP. For purposes of Section 1010 of the Indenture and Section
3.3 hereof, "Significant Subsidiary" shall include (i) any Subsidiary that would constitute a Significant Subsidiary pursuant to clause (i) of the previous sentence and (ii) all other Subsidiaries that are not Significant Subsidiaries pursuant to clause (i) of the previous sentence if all such Subsidiaries in the aggregate, together with their respective Subsidiaries, would constitute a Significant Subsidiary pursuant to clause (i) of the previous sentence, provided, however, that, in the case of clauses (i) and (ii) of this sentence, the 10.0% threshold in clause (i) of the previous sentence shall be 3.0%, all as set forth on the consolidated financial statements of the Company and the Subsidiaries for such year prepared in conformity with GAAP.

Section 3. COVENANTS

     3.1 Limitation on Liens.

     The Company will not, nor will it permit any of the Subsidiaries to, directly or indirectly, create, incur or suffer to exist any Lien on any of their respective properties or assets, whether now owned or hereafter acquired, or any proceeds therefrom or upon any income or profits therefrom, in order to secure any Indebtedness, without contemporaneously therewith effectively providing that the Notes shall be equally and ratably secured with respect to all such Indebtedness until such time as all such Indebtedness is no longer secured by such Lien, except:

     (i) Liens existing as of the Issue Date;

     (ii) Liens granted after the Issue Date on any assets or properties of the Company or any of the Subsidiaries created in favor of the holders of the Notes;

     (iii) Liens securing Indebtedness of the Company or any of the Subsidiaries that are incurred to extend, renew or refinance Indebtedness which is secured by Liens permitted to be incurred under this Section 3.1; provided, however, that such Liens do not extend to or cover any property or assets of the Company or any of the Subsidiaries other than the property or assets securing the Indebtedness being refinanced and the principal amount of such Indebtedness does not exceed the principal amount of the Indebtedness being refinanced;

     (iv) Permitted Liens; and

     (v) Liens created in substitution of or as replacements for any Liens permitted by the preceding clauses (i) through (iv), provided that, based on a good faith determination of an officer of the Company, the property or asset encumbered under any such substitute or replacement Lien is substantially similar in nature to the property or asset encumbered by the otherwise permitted Lien that is being replaced.

     Notwithstanding the foregoing, the Company or any Subsidiary may, without securing any of the Notes, create, incur or suffer to exist Liens that would otherwise be subject to the restriction set forth in the preceding paragraph if, after giving effect thereto and at the time of determination, Exempted Debt does not exceed 10% of Consolidated Net Tangible Assets.

     3.2 Limitation on Sale and Lease-Back Transactions.

     The Company will not, nor will it permit any of the Subsidiaries to, enter into any sale and lease-back transaction for the sale and leasing back of any property or asset, whether now owned or hereafter acquired, of the Company or any of the Subsidiaries (except such transactions (i) entered into prior to the Issue Date or (ii) for the sale and leasing back of any property or asset by a Subsidiary of the Company to the Company or (iii) involving leases for less than three years or (iv) in which the lease for the property or assets is entered into within 120 days after the later of the date of acquisition, completion of construction or commencement of full operations of such property or asset), unless

     (a) the Company or such Subsidiary would be entitled under Section 3.1 to create, incur or suffer to exist a Lien on the property or asset to be leased in an amount at least equal to the Attributable Liens in respect of such transaction without equally and ratably securing the Notes, or

     (b) the proceeds of the sale of the assets to be leased are at least equal to their fair market value and the proceeds are applied within 180 days of such sale to the purchase or acquisition (or in the case of real property, the construction) of assets or to the repayment of Funded Debt of the Company or a Subsidiary.

     3.3 Additional Guarantors.

     If at a time when there are Guarantees outstanding the Company or any of the Guarantors transfers or causes to be transferred, in one transaction or a series of related transactions, any property to any Subsidiary of the Company that is not a Guarantor, or if at a time when there are Guarantees outstanding the Company or any of the Guarantors shall organize, acquire or otherwise invest in another Person that becomes a Subsidiary of the Company and such Subsidiary is a Significant Subsidiary or such Subsidiary becomes a guarantor of the Company Bank Credit Facilities, the Company Bank Lease Facility or any future refinancings thereof, then the Company shall cause such transferee or acquired or other Subsidiary to (i) execute and deliver to the Trustee a supplemental indenture in form reasonably satisfactory to the Trustee pursuant to which such Subsidiary shall unconditionally guarantee all of the Company's obligations under the Notes and the Indenture on the terms set forth in the Indenture and
(ii) deliver to the Trustee an Opinion of Counsel that such supplemental indenture has been duly authorized, executed and delivered by such Subsidiary and constitutes a legal, valid, binding and enforceable obligation of such Subsidiary. Thereafter, such Subsidiary shall be a Guarantor for all purposes of the Indenture (as it relates to the Notes) and the Notes.

     This Section 3.3, as it relates to the Notes, is intended to supersede
Section 1010 of the Indenture.

Section 4. RELEASE OF GUARANTEES.

     Upon (i) the release by the lenders under the Company Bank Credit Facilities and the Company Bank Lease Facility and related documents of all payment obligations with respect thereto of a Guarantor (whether or not a Default or an Event of Default has occurred and is continuing) (provided that, with respect to the Company Bank Lease Facility, any Guarantor who has use of leased property financed under the Company Bank Lease Facility may remain liable under the Company Bank Lease Facility) or (ii) the sale or disposition (whether by merger, stock purchase, asset sale or otherwise) of a Guarantor (or substantially all of its assets) to a Person other than the Company or a Guarantor, which is otherwise in compliance with the Indenture, such Guarantor (in the event of such a release of such Guarantor or a sale or disposition of such Guarantor) or the Person acquiring such assets (in the event of sale or disposition of all or substantially all the assets of such Guarantor) shall be deemed automatically and unconditionally released and discharged from all of its obligations under its Guarantee; provided, however, that any such termination shall occur only to the extent that all obligations of such Guarantor under all of its guarantees of, and under all of its pledges of assets or other security interests that secure, Indebtedness of the Company (other than pledges in favor of the Company Bank Credit Facilities and the Company Bank Lease Facility contemplated under clause (i) of the definition of "Permitted Liens") shall also terminate upon such release, sale or transfer; provided, further, however, with respect to any such termination pursuant to clause (i) above, in the event that the Company Bank Credit Facilities or the Company Bank Lease Facility or any future refinancings thereof are subsequently guaranteed by any Subsidiary of the Company, the Company shall cause such Subsidiary to unconditionally guarantee all of the Company's obligations under the Notes and the Indenture on the terms set forth in the Indenture and execute and deliver such further documents as described in Section 3.3.

     This Section 4, as it relates to the Notes, is intended to supersede
Section 1403 of the Indenture.

Section 5. BOOK-ENTRY SECURITY.

     The 2003 Notes, the 2005 Notes and the 2008 Notes will be represented by one or more Book-Entry Securities that will be deposited with, or on behalf of, DTC and registered in the name of Cede & Co., the nominee of DTC. Unless and until it is exchanged in whole or in part for a certificate issued in definitive registered form, a Book-Entry Security may not be transferred except as a whole
(i) by DTC to a nominee of DTC, (ii) by a nominee of DTC to DTC or another nominee of DTC or (iii) by DTC or any such nominee to a successor depositary or a nominee of such successor depositary.

Section 6. SUCCESSORS AND ASSIGNS.

     This First Supplemental Indenture shall be binding upon the Company and the Guarantors and their respective successors and assigns and shall enure to the benefit of the Trustee and the Holders and the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges conferred upon that party in the Indenture and this First Supplemental Indenture and in the Notes shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions of the Indenture. This First Supplemental Indenture shall be binding upon the Trustee and its successors and assigns.

     This First Supplemental Indenture shall be binding upon the Trustee and its successors and assigns.

Section 7. RATIFICATION OF INDENTURE; SUPPLEMENTAL INDENTURES PART OF INDENTURE.

     Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This First Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

Section 8. GOVERNING LAW.

     THIS FIRST SUPPLEMENTAL INDENTURE, THE NOTES AND THE GUARANTEES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW.

Section 9. TRUSTEE MAKES NO REPRESENTATION.

     The Trustee makes no representation as to the validity or sufficiency of this First Supplemental Indenture.

Section 10. COUNTERPARTS.

     This First Supplemental Indenture may be executed in any number of counterparts and by telecopier, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

Section 11. DUPLICATE ORIGINALS.

     The parties may sign any number of copies of this First Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 12. EFFECT OF HEADINGS.

     The Section headings herein are for convenience only and shall not affect the construction thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the date first above written.

COMPANY:                               FRED MEYER, INC.


                                       By:
                                           -------------------------------------
                                           David R. Jessick
                                           Senior Vice President Finance and
                                           Chief Financial Officer

GUARANTORS:                            Fred Meyer Stores, Inc.
                                       Smith's Food & Drug Centers, Inc.

                                       By:
                                           -------------------------------------
                                           Kenneth Thrasher
                                           Executive Vice President


                                       B&B Stores, Inc.
                                       B&B Pharmacy, Inc.
                                       CB&S Advertising Agency, Inc.
                                       Distribution Trucking Company
                                       FM, Inc.
                                       FM Holding Corporation
                                       Grand Central, Inc.
                                       FM Retail Services, Inc.
                                       Fred Meyer of Alaska, Inc.
                                       Fred Meyer of California, Inc.
                                       Fred Meyer Jewelers, Inc.
                                       Merksamer Jewelers, Inc.
                                       Roundup Co.
                                       JH Properties, Inc.
                                       Compare, Inc.
                                       Saint Lawrence Holding Company
                                       Smith's Beverage of Wyoming, Inc.
                                       Smitty's Supermarkets, Inc.
                                       Smitty's Equipment Leasing, Inc.
                                       Smitty's Super Valu, Inc.
                                       Western Property Investment
                                          Group, Inc.
                                       Quality Food Centers, Inc.
                                       Hughes Markets, Inc.
                                       Hughes Realty, Inc.
                                       KU Acquisition Corporation
                                       Second Story, Inc.
                                       Quality Food, Inc.
                                       Quality Food Holdings, Inc.
                                       QFC Sub, Inc.
                                       Food 4 Less Holdings, Inc.
                                       Ralphs Grocery Company
                                       Alpha Beta Company
                                       Bay Area Warehouse Stores, Inc.
                                       Bell Markets, Inc.
                                       Cala Co.

GUARANTORS:                            Cala Foods, Inc.
                                       Crawford Stores, Inc.
                                       Falley's, Inc.
                                       Food 4 Less of California, Inc.
                                       Food 4 Less of Southern California, Inc.
                                       Food 4 Less Merchandising, Inc.
                                       Food 4 Less GM, Inc.

                                       By:
                                           -------------------------------------
                                           Kenneth Thrasher
                                           Vice President

                                       Treasure Valley Land Company, L.C.
                                       By: Smith's Food and Drug Centers, Inc.
                                           its member

                                       By:
                                           -------------------------------------
                                           Kenneth Thrasher
                                           Executive Vice President

                                       Richie's, Inc.

                                       By:
                                           -------------------------------------
                                           Roger A. Cooke
                                           Vice President

TRUSTEE:                               THE FIRST NATIONAL BANK OF CHICAGO,
                                        as Trustee


                                       By:
                                           -------------------------------------
                                           John R. Prendiville
                                           Vice President

                                   EXHIBIT A-1

                      FORM OF 7.150% NOTE DUE MARCH 1, 2003

THIS SECURITY IS A BOOK-ENTRY SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ITS NOMINEE TO A SUCCESSOR DEPOSITARY OR ITS NOMINEE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

FRED MEYER, INC.
7.150% Notes due March 1, 2003

No.                                                  $

                                           CUSIP No. 592907AC3

     Fred Meyer, Inc., a corporation duly organized and existing under the laws of Delaware (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of _____ Dollars on March 1, 2003, and to pay interest thereon from March 11, 1998 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually on March 1 and September 1 in each year (each, an "Interest Payment Date"), commencing September 1, 1998, at the rate of 7.150% per annum, until the principal hereof is paid or made available for payment and at the rate of 7.150% per annum on any overdue principal and premium and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the February 15 or August 15 (whether or not a Business Day) (each, a "Regular Record Date"), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for and interest on such defaulted interest will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan in the City of New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register, provided that such Person shall have given the Trustee written wire instructions.

     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                       FRED MEYER, INC.


                                       By:
                                           -------------------------------------
                                           Name:  David R. Jessick
                                           Title:  Senior Vice President and
                                                   Chief Financial Officer


Attest:
        --------------------------
        Name: Roger A. Cooke
        Title:   Secretary


TRUSTEE'S CERTIFICATE OF
AUTHENTICATION:

Dated:
        --------------------------

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE FIRST NATIONAL BANK OF CHICAGO,
as Trustee


By:
    ------------------------------
    Authorized Signatory

                              [REVERSE OF SECURITY]

     1. Indenture. This Security is one of a duly authorized issue of securities of the Company designated as its 7.150% Notes due March 1, 2003 (herein called the "Securities"), issued under an Indenture, dated as of March 11, 1998 (herein called the "Indenture"), as supplemented by the First Supplemental Indenture, dated as of March 11, 1998, among the Company, the Guarantors and The First National Bank of Chicago, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Securities and of the terms upon which the Securities are authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $250,000,000.

     All capitalized terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

     The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbb, the "TIA"), as amended. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and the TIA for a statement of such terms.

     No reference herein to the Indenture and no provisions of this Security or of the Indenture shall alter or impair the obligation of the Company or any Guarantor, which is absolute and unconditional, to pay the principal or, premium, if any, and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

     2. Redemption. The Securities are redeemable, as a whole or in part, at the option of the Company, at any time or from time to time, on at least 30 but not more than 60 days prior notice mailed to the registered address of each Holder of Securities, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments discounted, on a semiannual basis (assuming a 360-day year consisting of twelve 30 day months), at the Treasury Rate plus 50 basis points, plus in the case of each of clause (i) and (ii) accrued interest to the date of redemption.

     "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity (computed as of the second Business Day immediately preceding such redemption date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

     "Comparable Treasury Issue" means the fixed rate United States Treasury security selected by an Independent Investment Banker as having a maturity most comparable to the remaining term of the Securities (and which are not callable prior to maturity) to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practices, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities, "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Company.

     "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities," or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest or lowest of such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m., New York City time on the third Business Day preceding such redemption date.

     "Reference Treasury Dealer" means each of Salomon Brothers Inc, Donaldson, Lufkin & Jenrette Securities Corporation, BT Alex. Brown Incorporated, Chase Securities Inc., Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, First Chicago Capital Markets, Inc., NationsBanc Montgomery Securities LLC and Societe Generale Securities Corporation and their respective successors; provided, however, that if any of the foregoing shall cease (either directly or through an affiliate) to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company may substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer.

     "Remaining Scheduled Payments" means, with respect to each Security to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related redemption date but for such redemption; provided, however, that, if such redemption date is not an Interest Payment Date, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such redemption date.

     In the event of redemption of this Security in part only, a new Security or Securities and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     3. Defeasance. The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

     4. Defaults and Remedies. If an Event of Default with respect to Securities shall occur and be continuing, the principal and premium (if any) of the Securities, plus all accrued and unpaid interest, may be declared due and payable in the manner and with the effect provided in the Indenture.

     5. Amendments and Waivers. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantors and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company, the Guarantors and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     6. Denominations, Transfer and Exchange. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     7. Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Company, the Guarantors, the Trustee and any agent of the Company, the Guarantors, or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and the Company, the Guarantors, the Trustee or any such agent shall not be affected by notice to the contrary.

     8. Governing Law. THE INDENTURE, THE FIRST SUPPLEMENTAL INDENTURE, THIS SECURITY AND ANY GUARANTEE ENDORSED HEREON SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW.

                                 ASSIGNMENT FORM


          If you the Holder want to assign this Security, fill in the form below:

          I or we assign and transfer this Security to

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Insert assignee's social security or tax ID number)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             (Print or type assignee's name, address, and zip code)


and irrevocably appoint

--------------------------------------------------------------------------------
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

--------------------------------------------------------------------------------

Date:  _____________________           Your signature: _________________________
                                      (Sign exactly as your name appears on the
                                       other side of this Security)

Signature Guarantee: ___________________________________________________________

                                   EXHIBIT A-2

                      FORM OF 7.375% NOTE DUE MARCH 1, 2005

THIS SECURITY IS A BOOK-ENTRY SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ITS NOMINEE TO A SUCCESSOR DEPOSITARY OR ITS NOMINEE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

FRED MEYER, INC.
7.375% Notes due March 1, 2005

No.                                                $

                                          CUSIP No. 592907AA7

     Fred Meyer, Inc., a corporation duly organized and existing under the laws of Delaware (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of _____ Dollars on March 1, 2005, and to pay interest thereon from March 11, 1998 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually on March 1 and September 1 in each year (each, an "Interest Payment Date"), commencing September 1, 1998, at the rate of 7.375% per annum, until the principal hereof is paid or made available for payment and at the rate of 7.375% per annum on any overdue principal and premium and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the February 15 or August 15 (whether or not a Business Day) (each, a "Regular Record Date"), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for and interest on such defaulted interest will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan in the City of New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register, provided that such Person shall have given the Trustee written wire instructions.

     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                       FRED MEYER, INC.


                                       By:
                                           -------------------------------------
                                           Name:  David R. Jessick
                                           Title:  Senior Vice President and
                                                   Chief Financial Officer


Attest:
        --------------------------
        Name:  Roger A. Cooke
        Title:  Secretary


TRUSTEE'S CERTIFICATE OF
AUTHENTICATION:

Dated:
        --------------------------

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE FIRST NATIONAL BANK OF CHICAGO,
as Trustee


By:
    ------------------------------
    Authorized Signatory

                              [REVERSE OF SECURITY]

     1. Indenture. This Security is one of a duly authorized issue of securities of the Company designated as its 7.375% Notes due March 1, 2005 (herein called the "Securities"), issued under an Indenture, dated as of March 11, 1998 (herein called the "Indenture"), as supplemented by the First Supplemental Indenture, dated as of March 11, 1998, among the Company, the Guarantors and The First National Bank of Chicago, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Securities and of the terms upon which the Securities are authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $750,000,000.

     All capitalized terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

     The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbb, the "TIA"), as amended. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and the TIA for a statement of such terms.

     No reference herein to the Indenture and no provisions of this Security or of the Indenture shall alter or impair the obligation of the Company or any Guarantor, which is absolute and unconditional, to pay the principal or, premium, if any, and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

     2. Redemption. The Securities are redeemable, as a whole or in part, at the option of the Company, at any time or from time to time, on at least 30 but not more than 60 days prior notice mailed to the registered address of each Holder of Securities, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments discounted, on a semiannual basis (assuming a 360-day year consisting of twelve 30 day months), at the Treasury Rate plus 50 basis points, plus in the case of each of clause (i) and (ii) accrued interest to the date of redemption.

     "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity (computed as of the second Business Day immediately preceding such redemption date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

     "Comparable Treasury Issue" means the fixed rate United States Treasury security selected by an Independent Investment Banker as having a maturity most comparable to the remaining term of the Securities (and which are not callable prior to maturity) to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practices, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities, "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Company.

     "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities," or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest or lowest of such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m., New York City time on the third Business Day preceding such redemption date.

     "Reference Treasury Dealer" means each of Salomon Brothers Inc, Donaldson, Lufkin & Jenrette Securities Corporation, BT Alex. Brown Incorporated, Chase Securities Inc., Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, First Chicago Capital Markets, Inc., NationsBanc Montgomery Securities LLC and Societe Generale Securities Corporation and their respective successors; provided, however, that if any of the foregoing shall cease (either directly or through an affiliate) to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company may substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer.

     "Remaining Scheduled Payments" means, with respect to each Security to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related redemption date but for such redemption; provided, however, that, if such redemption date is not an Interest Payment Date, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such redemption date.

     In the event of redemption of this Security in part only, a new Security or Securities and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     3. Defeasance. The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

     4. Defaults and Remedies. If an Event of Default with respect to Securities shall occur and be continuing, the principal and premium (if any) of the Securities, plus all accrued and unpaid interest, may be declared due and payable in the manner and with the effect provided in the Indenture.

     5. Amendments and Waivers. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantors and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company, the Guarantors and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     6. Denominations, Transfer and Exchange. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     7. Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Company, the Guarantors, the Trustee and any agent of the Company, the Guarantors, or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and the Company, the Guarantors, the Trustee or any such agent shall not be affected by notice to the contrary.

     8. Governing Law. THE INDENTURE, THE FIRST SUPPLEMENTAL INDENTURE, THIS SECURITY AND ANY GUARANTEE ENDORSED HEREON SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW.

                                 ASSIGNMENT FORM


          If you the Holder want to assign this Security, fill in the form below:

          I or we assign and transfer this Security to

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Insert assignee's social security or tax ID number)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             (Print or type assignee's name, address, and zip code)


and irrevocably appoint

--------------------------------------------------------------------------------
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

--------------------------------------------------------------------------------

Date:  _____________________           Your signature: _________________________
                                      (Sign exactly as your name appears on the
                                       other side of this Security)

Signature Guarantee: ___________________________________________________________

                                   EXHIBIT A-3

                      FORM OF 7.450% NOTE DUE MARCH 1, 2008

THIS SECURITY IS A BOOK-ENTRY SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ITS NOMINEE TO A SUCCESSOR DEPOSITARY OR ITS NOMINEE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

FRED MEYER, INC.
7.450% Notes due March 1, 2008

No.                                               $

                                         CUSIP No. 592907AB5

     Fred Meyer, Inc., a corporation duly organized and existing under the laws of Delaware (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of _____ Dollars on March 1, 2008, and to pay interest thereon from March 11, 1998 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually on March 1 and September 1 in each year (each, an "Interest Payment Date"), commencing September 1, 1998, at the rate of 7.450% per annum, until the principal hereof is paid or made available for payment and at the rate of 7.450% per annum on any overdue principal and premium and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the February 15 or August 15 (whether or not a Business Day) (each, a "Regular Record Date"), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for and interest on such defaulted interest will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan in the City of New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register, provided that such Person shall have given the Trustee written wire instructions.

     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                       FRED MEYER, INC.


                                       By:
                                           -------------------------------------
                                           Name:  David R. Jessick
                                           Title:  Senior Vice President and
                                                   Chief Financial Officer


Attest:
        --------------------------
        Name:  Roger A. Cooke
        Title:  Secretary


TRUSTEE'S CERTIFICATE OF
AUTHENTICATION:

Dated:
       ---------------------------

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE FIRST NATIONAL BANK OF CHICAGO,
as Trustee


By:
    ------------------------------
    Authorized Signatory

                              [REVERSE OF SECURITY]

     1. Indenture. This Security is one of a duly authorized issue of securities of the Company designated as its 7.450% Notes due March 1, 2008 (herein called the "Securities"), issued under an Indenture, dated as of March 11, 1998 (herein called the "Indenture"), as supplemented by the First Supplemental Indenture, dated as of March 11, 1998, among the Company, the Guarantors and The First National Bank of Chicago, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Securities and of the terms upon which the Securities are authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $750,000,000.

     All capitalized terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

     The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbb, the "TIA"), as amended. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and the TIA for a statement of such terms.

     No reference herein to the Indenture and no provisions of this Security or of the Indenture shall alter or impair the obligation of the Company or any Guarantor, which is absolute and unconditional, to pay the principal or, premium, if any, and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

     2. Redemption. The Securities are redeemable, as a whole or in part, at the option of the Company, at any time or from time to time, on at least 30 but not more than 60 days prior notice mailed to the registered address of each Holder of Securities, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments discounted, on a semiannual basis (assuming a 360-day year consisting of twelve 30 day months), at the Treasury Rate plus 50 basis points, plus in the case of each of clause (i) and (ii) accrued interest to the date of redemption.

     "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity (computed as of the second Business Day immediately preceding such redemption date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

     "Comparable Treasury Issue" means the fixed rate United States Treasury security selected by an Independent Investment Banker as having a maturity most comparable to the remaining term of the Securities (and which are not callable prior to maturity) to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practices, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities, "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Company.

     "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities," or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest or lowest of such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m., New York City time on the third Business Day preceding such redemption date.

     "Reference Treasury Dealer" means each of Salomon Brothers Inc, Donaldson, Lufkin & Jenrette Securities Corporation, BT Alex. Brown Incorporated, Chase Securities Inc., Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, First Chicago Capital Markets, Inc., NationsBanc Montgomery Securities LLC and Societe Generale Securities Corporation and their respective successors; provided, however, that if any of the foregoing shall cease (either directly or through an affiliate) to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company may substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer.

     "Remaining Scheduled Payments" means, with respect to each Security to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related redemption date but for such redemption; provided, however, that, if such redemption date is not an Interest Payment Date, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such redemption date.

     In the event of redemption of this Security in part only, a new Security or Securities and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     3. Defeasance. The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

     4. Defaults and Remedies. If an Event of Default with respect to Securities shall occur and be continuing, the principal and premium (if any) of the Securities, plus all accrued and unpaid interest, may be declared due and payable in the manner and with the effect provided in the Indenture.

     5. Amendments and Waivers. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantors and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company, the Guarantors and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     6. Denominations, Transfer and Exchange. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     7. Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Company, the Guarantors, the Trustee and any agent of the Company, the Guarantors, or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and the Company, the Guarantors, the Trustee or any such agent shall not be affected by notice to the contrary.

     8. Governing Law. THE INDENTURE, THE FIRST SUPPLEMENTAL INDENTURE, THIS SECURITY AND ANY GUARANTEE ENDORSED HEREON SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW.

                                 ASSIGNMENT FORM


          If you the Holder want to assign this Security, fill in the form below:

          I or we assign and transfer this Security to

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Insert assignee's social security or tax ID number)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             (Print or type assignee's name, address, and zip code)


and irrevocably appoint

--------------------------------------------------------------------------------
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

--------------------------------------------------------------------------------

Date:  _____________________           Your signature: _________________________
                                      (Sign exactly as your name appears on the
                                       other side of this Security)

Signature Guarantee: ___________________________________________________________

                                    EXHIBIT B
               FORM OF NOTATION ON SECURITY RELATING TO GUARANTEE

     The undersigned (the "Guarantors") have unconditionally guaranteed, jointly and severally (such guarantee by each Guarantor being referred to herein as the "Guarantee") (i) the due and punctual payment of the principal of and interest on the Securities, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and interest, if any, on the Securities, to the extent lawful, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms set forth in Article Fourteen of the Indenture and
(ii) in case of any extension of time of payment or renewal of any Securities or any of such other obligations that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

     No past, present or future stockholder, officer, director, employee or incorporator, as such, of any of the Guarantors shall have any liability under the Guarantee by reason of such person's status as a stockholder, officer, director, employee or incorporator. Each holder of a Security by accepting a Security waives and releases all such liability. This waiver and release are part of the consideration for the issuance of the Guarantees.

     Each holder of a Security by accepting a Security agrees that any Guarantor named below shall have no further liability with respect to its Guarantee if such Guarantor otherwise ceases to be liable in respect of its Guarantee in accordance with the terms of the Indenture.

     The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which the Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.


                                       Fred Meyer Stores, Inc.
                                       Smith's Food & Drug Centers, Inc.

                                       By:
                                           -------------------------------------
                                           Kenneth Thrasher
                                           Executive Vice President

                                       By:
                                           -------------------------------------
                                           David R. Jessick
                                           Senior Vice President and Chief
                                             Financial Officer

                                       B&B Stores, Inc.
                                       B&B Pharmacy, Inc.
                                       CB&S Advertising Agency, Inc.
                                       Distribution Trucking Company
                                       FM, Inc.
                                       FM Holding Corporation
                                       Grand Central, Inc.
                                       FM Retail Services, Inc.
                                       Fred Meyer of Alaska, Inc.
                                       Fred Meyer of California, Inc.
                                       Fred Meyer Jewelers, Inc.
                                       Merksamer Jewelers, Inc.
                                       Roundup Co.
                                       JH Properties, Inc.
                                       Compare, Inc.
                                       Saint Lawrence Holding Company
                                       Smith's Beverage of Wyoming, Inc.
                                       Smitty's Supermarkets, Inc.
                                       Smitty's Equipment Leasing, Inc.
                                       Smitty's Super Valu, Inc.
                                       Western Property Investment
                                          Group, Inc.

                                       By:
                                           -------------------------------------
                                           Kenneth Thrasher
                                           Vice President

                                       By:
                                           -------------------------------------
                                           Roger A. Cooke
                                           Vice President and Secretary

                                       Treasure Valley Land Company, L.C.
                                       By: Smith's Food and Drug Centers, Inc.
                                           its member

                                       By:
                                           -------------------------------------
                                           Kenneth Thrasher
                                           Executive Vice President

                                       By:
                                           -------------------------------------
                                           David R. Jessick
                                           Senior Vice President and Chief
                                           Financial Officer

                                       Richie's, Inc.

                                       By:
                                           -------------------------------------
                                           Dale Schier
                                           President

                                       By:
                                           -------------------------------------
                                           Roger A. Cooke
                                           Vice President and Secretary

                                       Quality Food Centers, Inc.
                                       Quality Food, Inc.
                                       Quality Food Holdings, Inc.
                                       Hughes Markets, Inc.
                                       Hughes Realty, Inc.
                                       KU Acquisition Corporation
                                       Second Story, Inc.
                                       QFC Sub, Inc.
                                       Food 4 Less Holdings, Inc.
                                       Ralphs Grocery Company
                                       Alpha Beta Company
                                       Bay Area Warehouse Stores, Inc.
                                       Bell Markets, Inc.
                                       Cala Co.
                                       Cala Foods, Inc.
                                       Crawford Stores, Inc.
                                       Falley's, Inc.
                                       Food 4 Less of California, Inc.
                                       Food 4 Less of Southern California, Inc.
                                       Food 4 Less Merchandising, Inc.
                                       Food 4 Less GM, Inc.

                                       By:
                                           -------------------------------------
                                           Kenneth Thrasher
                                           Vice President

                                       By:
                                           -------------------------------------
                                           David R. Jessick
                                           Vice President


                                       45